Information about the main subsidiaries (Tables)	12 Months Ended
Jun. 30, 2022
Schedule of subsidiaries with significant non-controlling interests
	Current Assets	Non-current Assets	Current Liabilities	Non-current Liabilities	Net assets	% of ownership interest held by non-controlling interests	Book value of non-controlling interests	% of ownership interest held by controlling interests	Book value of controlling interests
06.30.22	760	59,599	2,054	15,344	42,961	20%	8,592	80%	34,369
06.30.21	973	64,049	3,050	17,882	44,090	20%	8,818	80%	35,272
	Revenues	Comprehensive loss for the year	Cash of Operating activities	Cash of investing activities	Cash of financial activities	Net Increase / (decrease) in cash and cash equivalents	Dividends distribution to non-controlling shareholders
06.30.22	3,766	(1,129)	2,415	(292)	(2,112)	11	-
06.30.21	3,230	(3,754)	1,428	(391)	(1,123)	(86)	-